                                                                    EXHIBIT 3.50

                                                                          PAGE 1
                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "CHANCELLOR MEDIA/KIBB INC.", CHANGING ITS NAME FROM "CHANCELLOR MEDIA/KIBB INC." TO "CHANCELLOR MEDIA/KCMG INC.", FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF FEBRUARY, A.D. 1998, AT 11 O'CLOCK A.M.


           [SEAL]                          /s/ EDWARD J. FREEL
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

                                          AUTHENTICATION: 8926464
                                                    DATE: 02-18-98

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           CHANCELLOR MEDIA/KIBB INC.

     Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, Chancellor Media/KIBB Inc. (the "Corporation"), a Delaware corporation hereby certifies that:

          1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

               FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                          "CHANCELLOR MEDIA/KCMG INC."

          2. The Sole Director and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

          IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 10th day of February, 1998.

                                   CHANCELLOR MEDIA/KIBB INC.,
                                   a Delaware Corporation

                                   By:/s/ OMAR CHOUCAIR
                                      --------------------------
                                   Name:  Omar Choucair
                                   Title: Vice President

                                                                          PAGE 1
                               STATE OF DELAWARE
                        OFFICE OF THE SECRETARY OF STATE
                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "CHANCELLOR MEDIA/KIBB INC.", CHANGING ITS NAME FROM "CHANCELLOR MEDIA/KIBB INC." TO "CHANCELLOR MEDIA/KCMG INC.", FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF FEBRUARY, A.D. 1998, AT 11 O'CLOCK A.M.


           [SEAL]                          /s/ EDWARD J. FREEL
                                          -----------------------------------
                                          Edward J. Freel, Secretary of State

                                          AUTHENTICATION: 8926464
                                                    DATE: 02-18-98

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                           CHANCELLOR MEDIA/KIBB INC.

     Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, Chancellor Media/KIBB Inc. (the "Corporation"), a Delaware corporation hereby certifies that:

          1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

               FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                          "CHANCELLOR MEDIA/KCMG INC."

          2. The Sole Director and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

          IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 10th day of February, 1998.

                                   CHANCELLOR MEDIA/KIBB INC.,
                                   a Delaware Corporation

                                   By:/s/ OMAR CHOUCAIR
                                      --------------------------
                                   Name:  Omar Choucair
                                   Title: Vice President

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CHANGE OF REGISTERED AGENT OF "KIBB INC.", FILED IN THIS OFFICE ON THE SEVENTH DAY OF OCTOBER, A.D. 1997, AT 2:30 O'CLOCK P.M.

        A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.





                                       /s/ EDWARD J. FREEL
                                       ----------------------------------------
                                       Edward J. Freel, Secretary of State

[SEAL]

                                       AUTHENTICATION: 8690900

                                                 DATE: 10-08-97

                   CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                      AND

                               REGISTERED OFFICE

                                     *****

        KIBB INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

        The present registered agent of the corporation is The Prentice-Hall Corporation System, Inc., 1013 Centre Road, Wilmington, Delaware 19805 and the present registered office of the corporation is in the county of New Castle;

        The Board of Directors of KIBB INC. adopted the following resolution on the 19th day of September, 1997.

        RESOLVED, that the registered office of KIBB INC. in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

        IN WITNESS WHEREOF, KIBB INC. has caused this statement to be signed by Omar Choucair, its Vice President, this 3rd day of October, 1997.



                                       /s/ OMAR CHOUCAIR
                                       ----------------------------------------
                                       Omar Choucair, Vice President

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "KIBB INC.", CHANGING ITS NAME FROM "KIBB INC." TO "CHANCELLOR MEDIA/KIBB INC.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF OCTOBER, A.D. 1997, AT 4:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.





[SEAL]                                   /s/ EDWARD J. FREEL
                                        ---------------------------------------
                                         Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8712953

                                        DATE:   10-21-97

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   KIBB INC.



     Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, KIBB Inc. ("Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                          "CHANCELLOR MEDIA/KIBB INC."

     2. The Board of Directors and Shareholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 17th day of October, 1997.




                                        KIBB INC., a Delaware Corporation




                                        By: /s/ OMAR CHOUCAIR
                                           ------------------------------------
                                           Name:  Omar Choucair
                                           Title: Vice President

                   CERTIFICATE OF CHANGE OF REGISTERED AGENT

                                      AND

                               REGISTERED OFFICE

                                   * * * * *


     KIBB INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     The present registered agent of the corporation is The Prentice-Hall Corporation System, Inc., 1013 Centre Road, Wilmington, Delaware 19805 and the present registered office of the corporation is the county of New Castle;

     The Board of Directors of KIBB INC. adopted the following resolution on the 19th day of September, 1997.

     RESOLVED, that the registered office of KIBB INC. in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

     IN WITNESS WHEREOF, KIBB INC. has caused this statement to be signed by Omar Choucair, its Vice President, this 3rd day of October, 1997.




                                         /s/ OMAR CHOUCAIR
                                        ---------------------------------------
                                         Omar Choucair, Vice President

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "KIBB INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE THIRTIETH DAY OF JUNE, A.D. 1997.

     AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE NOT BEEN ASSESSED TO DATE.



                                       /s/ EDWARD J. FREEL
                                       ----------------------------------------
                                       Edward J. Freel, Secretary of State

                         [SEAL]
                                        AUTHENTICATION: 8536307

                                                 DATE: 06-30-97

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "KIBB INC.", FILED IN THIS OFFICE ON THE FOURTH DAY OF FEBRUARY, A.D. 1997, AT 9 O'CLOCK A.M.

        A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.



                                       /s/ EDWARD J. FREEL
                                       ----------------------------------------
                                       Edward J. Freel, Secretary of State

                         [SEAL]
                                        AUTHENTICATION: 8316519

                                                 DATE: 02-05-97

                          CERTIFICATE OF INCORPORATION
                                       OF
                                   KIBB Inc.

        1.  The name of the Corporation is: KIBB Inc.

        2. The address of its registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, 19805-1297. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

        3. The nature of the business or purposes to be conducted or promoted is: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        4. The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred (200). All such shares are to have $.01 par value.

        5.  The name and mailing address of the incorporator is as follows:

            Ilene W. Stack 1515 Broadway, Legal Department, New York, New York 10036-5794

        6.  The Corporation is to have perpetual existence.

        7. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-Laws of the Corporation.

        8. Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation. Elections of Directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

        9. The personal liability of the directors of the corporation is hereby eliminated to the fullest extent permitted by the provisions of paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented.

        10. The corporation shall, to the fullest extent permitted by the provisions of Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

        11. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

            I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 4th day of February 1997.



                                       /s/ ILENE W. STACK
                                       ----------------------------------------
                                       Ilene W. Stack, Incorporator

                                   KIBB Inc.

                          CERTIFICATE OF INCORPORATION







                                      C/I